UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 4, 2007

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BROADCASTER, INC.

(Exact name of registrant as specified in its charter)

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Delaware	0-15949	94-2862863
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

9201 Oakdale Avenue, Suite 200

Chatsworth, CA 91311

(Address of Principal Executive Office) (Zip Code)

(818) 206-9274

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.05

Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On June 4, 2007, the board of directors of Broadcaster, Inc., a Delaware corporation (“Broadcaster”), adopted a new code of ethics that applies not only to the chief executive officer, chief financial officer, and principal accounting officer or controller as required by the rules of the Securities and Exchange Commission, but also to all Broadcaster directors and employees.

Item 9.01

Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

14	Code of Ethics

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BROADCASTER, INC.

By:	/s/ BLAIR MILLS
Blair Mills Chief Financial Officer

Date:  June 8, 2007

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